Mineral Property Interests	12 Months Ended
Dec. 31, 2023
Disclosure Of Mineral Property Interests [Abstract]
Mineral property interests [Text Block]

Note 10: Mineral property interests

The Company's principal resource properties are located in Canada.

Quebec

The Company maintains interests in 12 properties within the James Bay region of Quebec. The principal projects are:

Eau Claire

The Company owns a 100% interest in the Eau Claire project located immediately north of the Eastmain reservoir, approximately 10 kilometres ("km") northeast of Hydro Quebec's EM-1 hydroelectric power facility, 80 km north of the town of Nemaska, 320 km northeast of the town of Matagami, and 800 km north of Montreal, Quebec. The property consists of map-designated claims totaling approximately 23,000 hectares.

Eastmain Mine

The Eastmain Mine project hosts the Eastmain Mine gold deposit. The past-producing Eastmain Mine project comprises 152 mineral claims and an industrial lease. Located on the eastern most part of the Upper Eastmain River Greenstone Belt of the James Bay District of northern Quebec, the property covers approximately 80 km2 of highly prospective terrain.

In 2019, Benz Mining entered into an option agreement with Eastmain to allow Benz Mining the option to earn a 75% interest in certain Eastmain Mine property in return for making option payments of $2,320 between October 2019 and October 2023, and incurring exploration expenditures of $3,500 on the property. The option payments may be settled in both cash and shares. This option agreement was subsequently amended in April 2020 to grant Benz Mining the option to earn up to 100% of the Ruby Hill properties located to the west of the Eastmain Mine project. The Company would retain 1-2% net smelter royalties in respect of the properties following completion of the option agreement requirements. During November 2023 the Company received $1,350 in cash and $396 worth of Benz Mining common shares to finalize the 75% interest acquisition. After completion of the 75% acquisition, Benz Mining may acquire the remaining 25% interest upon payment of $1,000 upon closing of project financing, and $1,500 upon commencement of commercial production.

Éléonore South Joint Venture ("ESJV")

The ESJV project consists of two separate blocks of map-designated claims, comprising a total of 282 claims covering approximately 147 km2 of the Opinaca area of James Bay, Quebec. The Éléonore West block consists of 34 mineral claims covering approximately 18 km2, while the Éléonore South block contains 248 claims extending over an area of approximately 130 km2. The project is a joint operation and project ownership is based on participation in the funding of annual exploration programs. At December 31, 2023 the project was held by the partners approximately as follows: Fury Gold 50.022% and Newmont 49.978%. The Company is the operator of the project.

Subsequent to December 31, 2023, the Company and its joint operation partner Newmont Corporation ("Newmont"), through their respective subsidiaries, entered into a new agreement whereby the Company acquired 100% control of the interests, consolidating these properties into the Company's portfolio. The transaction closed on February 29, 2024 (note 23d).

Nunavut

Committee Bay

The Company, through its wholly owned subsidiary North Country, owns a 100% interest in the Committee Bay project located in Nunavut, Canada. The Committee Bay project includes approximately 280,000 hectares situated along the Committee Bay Greenstone Belt located within the Western Churchill province of Nunavut. The Committee Bay project is subject to a 1% Net Smelter Royalty ("NSR") on gold production, with certain portions subject to an additional 1.5% NSR. The 1.5% NSR is payable on only 7,596 hectares and can be purchased by the Company within two years of commencement of commercial production for $2,000 for each one-third (0.5%) of the 1.5% NSR.

Gibson MacQuoid

In 2017, the Company acquired a number of prospecting permits and mineral claims along the Gibson MacQuoid Greenstone Belt in Nunavut, Canada. In 2019, the Company staked additional claims, which overlapped the Company's prospecting claims that expired in February 2020, to maintain a contiguous land package over the Company's current areas of interest. The Company's claims, which are located between the Meliadine deposit and Meadowbank mine, cover approximately 120 km of strike length of the prospective greenstone belt and total 51,622 hectares collectively.

	Quebec	Nunavut	British Columbia	Total
Balance at December 31, 2021	$125,094	$19,139	$16,460	$160,693
Sale of Homestake Resources (note 1)	-	-	(16,460)	(16,460)
Acquisition of additional ownership interest in ESJV (note 1)	1,281	-	-	1,281
Option payment received	(310)	-	-	(310)
Change in estimate of provision for site reclamation and closure (note 13)	(409)	395	-	(14)
Balance at December 31, 2022	$125,656	$19,534	$-	$145,190
Option payment received	(880)	-	-	(880)
Disposition	(1,746)	-	-	(1,746)
Change in estimate of provision for site reclamation and closure (note 13)	(52)	127	-	75
Balance at December 31, 2023	$122,978	$19,661	$-	$142,639

During the years ended December 31, 2023 and 2022, the Company received settlement for the sale of certain common shares of publicly traded entities. These have been classified as marketable securities (note 8).

On December 12, 2022, the Company entered into an Option Agreement ("the Ophir Agreement"), pursuant to which Ophir Gold Corp. (the "Optionee") would acquire a 100% interest in the Radis Property through payment of certain cash and common shares over a three-year period, payments of which may be accelerated by the Optionee. The Company shall retain a 2% NSR on the property, three-quarters of which may be purchased by the Optionee for $1,500. The Agreement was subject to certain closing conditions, which were met on January 25, 2023. The first option payment, comprising a cash payment of $50 and 2,500,000 common shares of Ophir Gold with a fair value of $625, was received upon closing, while the second option payment was received during December 2023 comprising of $75 cash and 1,000,000 common shares with a fair value of $130 upon date of receipt for a total of $880. The common shares of Ophir Gold have been classified as marketable securities (note 3).

On August 16, 2023 the Company entered into a royalty extinguishment agreement whereby certain Eastmain net smelter royalties of the Mia project were extinguished in exchange for marketable securities to the value of $468 as at the date of the agreement.

In November 2023, the Company received the final option payment of $1,725, comprising of $1,350 cash and 1,237,216 shares with a fair value upon date of receipt of $396 for a total of $1,746, from Benz Mining in respect of the option agreement to acquire 75% of certain Eastmain Mine properties and Ruby Hill properties (year ended December 31, 2022 - $310 cash).